            -------------------------------------------------------
                                       THE
                                     TURKISH
                                   INVESTMENT
                                   FUND, INC.
            -------------------------------------------------------




                                  ANNUAL REPORT
                                OCTOBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                        THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756

--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------
For the year ended October 31, 1999, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 97.06% compared to 78.92% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through October 31, 1999, the Fund's total return, based on net asset value per share, was -1.45% compared to 38.46% for the Index. On October 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $8 3/16, representing a 14.0% discount to the Fund's net asset value per share.

The Fund's strong performance, both in absolute terms and relative to the Index, was driven by several key holdings. The largest single performance contributor was the Fund's significant position in Aksigorta, Turkey's largest insurance company. Although it was initially feared that the August earthquake would depress earnings and the stock price fell in the immediate aftermath, the company had almost fully re-insured its exposure and underwriting profits were not significantly impacted. In the aftermath of the earthquake, demand for insurance increased, boosting the company's business. In addition, Aksigorta sold a portion of its large holding in Akbank, focusing investors on the insurance company's sizeable equity holdings and providing a source of cash for reinvestment. The stock has rallied approximately 180% in U.S. dollar terms during the fiscal year. Another important holding for the Fund is Yapi Ve Kredi Bankasi. In addition to the company's strong position in the banking sector, the stock price has benefited from its underlying equity holdings. The bank has a significant position in Turkcell, Turkey's leading wireless telecommunications provider, which currently has over 5 million subscribers. The bank also owns one of Turkey's leading internet service providers. Plans to publicly list both Turkcell and the internet service provider sometime next year will allow the significant underlying value of the businesses to be realized, boosting Yapi's value. Through October 31, 1999, the stock has rallied 170% from October 1998 lows.

Despite a newly elected government in April and a devastating earthquake in August, Turkey has demonstrated remarkable progress during 1999, ushering in critical structural reforms and laying the groundwork for a landmark stabilization program with the IMF. Through a Parliamentary majority, the ruling three party coalition of social democrats (DSP), nationalists (MHP) and liberals are directly addressing Turkey's perennial problems of economic instability, characterized by run-away budget deficits and high inflation, and problematic relations with the West, particularly relations with the European Union. On the economic front, the government, led by Prime Minister Ecevit, has passed key reform bills, including new social security and international arbitration, that were prerequisites for an eventual IMF stabilization program. Based on the concrete steps taken thus far by the government, a deal with the IMF before the end of the year appears likely. On the political front, the earthquake has acted as a catalyst for Europe to revisit its relationship with Turkey; Turkish entry into the European Union is now on the negotiating table and although unlikely in the short-term, Turkey will be included in the next round of expansion candidates.

The short-term impact of the August earthquake on Turkey was severe. Nearly fifteen thousand people were killed and thousands of commercial and residential buildings were destroyed. The Istanbul Stock Exchange was closed for several days as companies assessed the damage. August industrial production fell by 13% for the month year-on-year, dragging production for the first 8 months down 5.8%. Overall, the economy is likely to contract this year, but grow by over 5% next year. In the medium-term, however, the effects of the earthquake will be minimal and temporary. Damage to infrastructure other than housing appears to be limited, and construction will likely boom and lead to a rapid recovery in output. Due to the transitory nature of the crisis and the significant progress that the country has made towards reform, the impact of the earthquake on the stock market was short-lived. After a short sell-off, the stock market took a little over a week to regain pre-earthquake levels and moved higher from there.

The progress made by the government towards a three year stand-by arrangement with the IMF is the main driver of the market's rapid recovery and continued strong performance. The agreement, which would likely start in the year 2000, will be of momentous importance for Turkey--it could possibly be the means by which the country's chronic inflation is cured and the economy's potential fulfilled. The prospective IMF deal differs from previous packages in one major aspect--almost all of the major difficult issues are being effectively dealt with ahead of time and, as of this writing, most major hurdles have been passed. The central goal of the program is to bring down inflation (i.e. breaking inflation expectations that have become built in after decades of high inflation). The program would be based on strict fiscal austerity, the use of the exchange rate as an anchor (perhaps implementing a crawling peg regime), easing monetary policy through interest rate cuts and capital inflows from international investors.

The draft 2000 budget that was presented to Parliament in October clearly indicates the government's commitment to stabilizing Turkey's macroeconomic conditions and should meet IMF requirements. The budget sets aggressive targets for inflation and a primary surplus. If successful, inflation, as measured by the wholesale price index (WPI), is targeted to hit between 25% and 35% compared to WPI of 55.2% in September. On the growth front, the draft budget forecasts growth of 5.5% next year. Perhaps the most important benchmark set by the budget is the primary surplus because fiscal austerity is the key to the sustainability of reform but often the most difficult element to implement. The draft 2000 budget is currently targeting a primary surplus of 5.5%, including significant revenue from privatization receipts. Revenues from privatization are budgeted to reach over $5 billion in 2000, which would be the highest level since the creation of the privatization program in 1985. Companies scheduled to be sold by the government include the country's largest refinery, the national airline and most importantly Turk Telekom, the sole fixed line telecommunications operator in Turkey. The sale of Turk Telecom has been held up for years due to legal roadblocks, but critical legislation that would allow for foreign ownership has already been submitted to parliament and is expected to pass. In all, the 2000 budget represents an ambitious but achievable program. To some observers, the budget may appear to be too ambitious, particularly the aggressive revenue collection targets in comparison to what was achieved in 1999. But the 2000 budget is similar to the targets reached in the 1998 budget and is achievable once again.

In addition to fiscal targets, a key element of reducing inflation will be the central bank's currency regime. The current policy of devaluing the Turkish lira in line with the country's inflation differential with a basket of foreign currencies is likely to be changed to a crawling peg regime. During the last few months of 1999, the central bank devalued the currency by as much as 5% on a monthly basis. Starting in 2000, the exchange rate would act as an anchor and a reduced level of monthly devaluation, perhaps falling to below 2%, would help slow the rate of inflation. Instead of the devaluation rate following inflation, the rate would be set beforehand and thus inflation expectations could be effectively managed. If successful, such a program would allow real interest rates to collapse, furthering the disinflation process.

The critical elements for the successful transformation of the Turkish economy are in place. First and foremost, there is the political will, both in Ankara and in the population in general, to do what is necessary to ensure the program's success, including accepting short-term austerity measures. The government has realized that there are major costs of high levels of inflation, including a skewed income distribution. It also realizes that a sustained reduction in inflation and economic stability would be a major boost to its popularity. But there is a short window of opportunity for the government to use its majority in parliament to push through reforms that have been held up for years. If successful, the economy could enter into a virtuous cycle of lower levels of inflation, lower interest rates and higher levels of sustained growth.

Since October, the Turkish equity market has staged a major rally which was triggered by two key developments--the final rounds of negotiations with the IMF for a stand-by loan and improved relations with the European Union. After more than two years of negotiations, the Turkish government and the IMF appear to have reached full agreement on all critical topics, including fiscal and monetary targets. The program is a three year stand-by agreement that needs final approval from the IMF Board during year-end meetings. The government demonstrated its continued commitment to successfully carrying out the program by introducing a retroactive withholding tax on domestic debt which caught the market by surprise. After a short-lived rise in yields and a market correction, both debt and equity securities quickly recovered. In addition, the Central Bank of Turkey announced next year's monetary targets. The key target is a sharp reduction in the devaluation of the currency which will bring down inflation. Also, during a European Union (EU) summit in Helsinki, Turkey was invited to start negotiations for membership in the Union. Prime Minister Ecevit flew to the summit to accept the invitation. Candidate status in the EU will provide Turkey with a long-term anchor for political and economic developments, enhance the business environment and augment foreign direct investment. If Turkey continues to successfully implement structural reforms while growing closer to the European Union, the equity market will hopefully fundamentally re-rate, driving equity prices to yet higher levels. The market has rallied 80% from the end of October to mid-December.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the year ended October 31, 1999, the Fund repurchased 424,450 shares of its Common Stock at an average price per share of $5.93 and an average discount of 15.33% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR



December 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.






--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                              TOTAL RETURN (%)
INFORMATION                -------------------------------------------------------------------------
                              MARKET VALUE (1)         NET ASSET VALUE (2)             INDEX (3)
                           ---------------------    ------------------------    --------------------
                                         AVERAGE                    AVERAGE                  AVERAGE
                           CUMULATIVE    ANNUAL     CUMULATIVE      ANNUAL      CUMULATIVE   ANNUAL
                           ----------    -------    ----------      --------    ----------   -------
         ONE YEAR             94.34%      94.34%      97.06%         97.06%        78.92%     78.92%
         FIVE YEAR            29.98        5.38      112.26          16.24        102.25      15.13
         SINCE INCEPTION*    -15.15       -1.64       -1.45          -0.15         38.46       3.34

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                               YEARS ENDED OCTOBER 31:
                                 1990*    1991     1992     1993     1994     1995     1996     1997     1998     1999
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value Per Share ....  $12.78    $5.16   $4.69     $9.41    $4.89    $5.93    $5.57    $8.74    $4.94    $9.52
Market Value Per Share .......   $9.38    $7.00   $6.00    $10.38    $6.88    $5.88    $5.38    $7.63    $4.31    $8.19
Premium/(Discount) ...........   -26.6%    35.7%   27.9%     10.3%    40.7%    -0.8%    -3.5%   -12.7%   -12.8%   -14.0%
Income Dividends .............   $0.03       --   $0.07     $0.04    $0.12       --    $0.12    $0.14    $0.14    $0.12
Capital Gains
  Distributions ..............      --    $0.07   $0.17        --       --       --       --       --       --       --
Fund Total Return (2) ........   14.80%  -59.27%  -6.36%   102.39%  -47.61%   21.27%   -4.09%   60.76%  -42.39%   97.06%
Index Total Return (3) .......   93.17%  -64.65% -21.03%   156.26%  -45.26%   26.48%   -4.24%   87.70%  -50.28%   78.92%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
*    The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                          (96.7%)
Short-Term Investment                       (3.3%)

--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Appliances & Household Durables            (5.4%)
Banking                                   (26.0%)
Beverages & Tobacco                       (10.1%)
Building Materials & Components            (6.4%)
Business & Public Services                 (7.7%)
Financial Services                         (5.7%)
Insurance                                  (8.9%)
Merchandising                              (5.4%)
Metals -- Steel                            (6.9%)
Utilities -- Electrical & Gas              (4.2%)
Other                                     (13.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS



                                                   PERCENT OF
                                                   NET ASSETS
                                                   ----------

1.   Turkiye Garanti Bankasi                          9.9%
2.   Yapi Ve Kredi Bankasi                            9.4
3.   Aksigorta AS                                     8.9
4.   Dogan Sirketler Grubu Holding AS                 7.7
5.   Eregli Demir Ve Celik Fabrikalari TAS            6.9
6.   Turkiye Is Bankasi                               6.6
7.   Migros Turk TAS                                  5.4
8.   Akcansa Cimento AS                               5.4
9.   Ege Biracilik Ve Malt Sanayii                    5.0
10.  Vestel Elektronik Sanayi Ve Ticaret AS           4.0
                                                     ----
                                                     69.2%
                                                     ----
                                                     ----

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS
-------
OCTOBER 31, 1999

                                                     SHARES               VALUE
                                                                          (000)
--------------------------------------------------------------------------------
TURKISH COMMON STOCKS (99.8%)
 (Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (5.4%)
   Arcelik AS                                    23,916,800       U.S.$      883
(a)Vestel Elektronik Sanayi Ve Ticaret AS        20,292,032                2,490
                                                                  --------------
                                                                           3,373
                                                                  --------------
--------------------------------------------------------------------------------
AUTOMOBILES (2.4%)
(a)Ford Otomotiv Sanayi AS                       97,380,000                1,479
                                                                  --------------
--------------------------------------------------------------------------------
BANKING (26.0%)
(a)Turkiye Garanti Bankasi                      727,648,000                6,206
   Turkiye Is Bankasi                           209,682,000                4,143
   Yapi Ve Kredi Bankasi                        404,663,656                5,892
                                                                  --------------
                                                                          16,241
                                                                  --------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (10.1%)
Ege Biracilik Ve Malt Sanayii                   91,950,000                 3,108
(a)Erciyas Biracilik Ve Malt                    93,947,668                 1,954
   Guney Biracilik Ve Malt Sanayii              36,293,250                 1,264
                                                                  --------------
                                                                           6,326
                                                                  --------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.9%)
Hurriyet Gazetecilik Ve Matbaacilik AS           78,250,000                  594
                                                                  --------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (6.4%)
   Adana Cimento                                 28,879,200                  601
   Akcansa Cimento AS                           250,917,000                3,392
                                                                  --------------
                                                                           3,993
                                                                  --------------
--------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES (7.7%)
   Dogan Sirketler Grubu Holding AS             429,648,800                4,826
                                                                  --------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.7%)
(a)Alarko Holding                                90,890,000                2,268
   Haci Omer Sabanci
   Holdings AS                                   42,808,000                1,269
                                                                  --------------
                                                                           3,537
                                                                  --------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (1.8%)
(a)Tat Konserve Sanayii AS                       65,353,130                  625
   Usas Ucak Servisi AS                             614,000                  505
                                                                  --------------
                                                                           1,130
                                                                  --------------
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (0.4%)
   Brisa Bridgestone Sabanci
     Lastik San. Ve Tic AS                       10,200,000                  255
                                                                  --------------
--------------------------------------------------------------------------------
INSURANCE (8.9%)
   Aksigorta AS                                 180,584,000                5,540
                                                                  --------------
--------------------------------------------------------------------------------
MERCHANDISING (5.4%)
   Migros Turk TAS                                7,892,000       U.S.$    3,406
                                                                  --------------
--------------------------------------------------------------------------------
METALS -- NON-FERROUS (2.5%)
(a)Izmir Demir Celik Sanayii AS                 523,060,000                1,550
                                                                  --------------
--------------------------------------------------------------------------------
METALS -- STEEL (6.9%)
(a)Eregli Demir Ve Celik Fabrikalari TAS        171,900,000                4,291
                                                                  --------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (3.1%)
(a)Dogan Yayin Holding                          457,000,000                1,925
                                                                  --------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.0%)
   Netas Telekomunik                             33,307,000                1,247
                                                                  --------------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (4.2%)
   Aygaz AS                                      16,306,000                1,560
   Cukurova Elektrik AS                           2,414,000                1,067
                                                                  --------------
                                                                           2,627
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
   (Cost U.S.$54,363)                                                     62,340
                                                                  --------------
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.4%)
   Chase Securities, Inc., 5.05%,
   dated 10/29/99, due
   11/1/99, to be repurchased
   at U.S.$2,122, collateralized
   by U.S.$2,265 U.S. Treasury
   Bond 4.25%, due 11/15/03,
   valued at U.S.$2,171
   (Cost U.S.$2,122)                       U.S.$      2,122                2,122
                                                                  --------------
--------------------------------------------------------------------------------
(a) -- Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                                                     AMOUNT              AMOUNT
                                                      (000)               (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%)
   (Cost U.S.$56,485)                                             U.S.$   64,462
                                                                  --------------
--------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
   Receivable for Investments
     Sold                              U.S.$          1,200
   Other Assets                                           7                1,207
                                                -----------       --------------
--------------------------------------------------------------------------------
LIABILITIES (-5.1%)
   Payable For:
    Bank Overdraft                                   (1,696)
    Investments Purchased                            (1,209)
    Custodian Fees                                      (64)
    Professional Fees                                   (53)
    Directors' Fees and Expenses                        (53)
    Investment Advisory Fees                            (49)
    Shareholder Reporting Expenses                      (39)
    Administrative Fees                                 (12)
   Other Liabilities                                    (18)              (3,193)
                                                -----------       --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 6,564,680, issued and
    outstanding U.S.$ 0.01 par value shares
    (30,000,000 shares authorized)                                U.S.$   62,476
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$     9.52
                                                                  --------------
--------------------------------------------------------------------------------
AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
   Common Stock                                                   U.S.$       66
   Capital Surplus                                                        75,981
   Undistributed Net Investment Income                                       169
   Accumulated Net Realized Loss                                         (21,745)
   Unrealized Appreciation on Investments and
     Foreign Currency Translations                                         8,005
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$   62,476
                                                                  --------------
--------------------------------------------------------------------------------

    October 31, 1999 exchange rate -- Turkish Lira (TRL) 480,770 = U.S.$1.00.


    The accompanying notes are an integral part of the financial statements.

                                                                                                              YEAR ENDED
                                                                                                           OCTOBER 31, 1999
STATEMENT OF OPERATIONS                                                                                          (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ....................................................................                           U.S.$  1,306
   Interest .....................................................................                                     33
-----------------------------------------------------------------------------------------------------------------------------
      Total Income ..............................................................                                  1,339
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees......................................................                                    481
   Custodian Fees ...............................................................                                    136
   Administrative Fees     ......................................................                                    117
   Shareholder Reporting Expenses................................................                                     79
   Professional Fees.............................................................                                     76
   Directors' Fees and Expenses..................................................                                     51
   Annual Meeting and Proxy Expenses.............................................                                     29
   Transfer Agent Fees...........................................................                                     10
   Other Expenses................................................................                                     23
-----------------------------------------------------------------------------------------------------------------------------
      Total Expenses ............................................................                                  1,002
-----------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ...................................................                                    337
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold ...................................................                                  7,831
   Foreign Currency Transactions ................................................                                   (173)
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain .........................................................                                  7,658
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments ..................................................                                 23,230
   Appreciation on Foreign Currency Translations ................................                                     61
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ............................                                 23,291
-----------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ......                                 30,949
-----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                           U.S.$ 31,286
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                                                                      YEAR ENDED            YEAR ENDED
                                                                                   OCTOBER 31, 1999      OCTOBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income.........................................................    U.S.$   337            U.S.$    997
   Net Realized Gain.............................................................          7,658                   5,541
   Change in Unrealized Appreciation/Depreciation................................         23,291                 (32,369)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations...............         31,286                 (25,831)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income.........................................................           (821)                   (972)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Repurchase of Shares (424,450 and 57,300 shares, respectively)................         (2,540)                   (262)
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease).....................................................         27,925                 (27,065)
Net Assets:
   Beginning of Year.............................................................         34,551                  61,616
---------------------------------------------------------------------------------------------------------------------------
   End of Year (including undistributed net investment income of U.S.$169 and
    U.S.$868, respectively)......................................................    U.S.$62,476            U.S.$ 34,551
---------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED OCTOBER  31,
SELECTED PER SHARE DATA                              ----------------------------------------------------------------------
AND RATIOS:                                                1999          1998         1997         1996          1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    U.S.  $4.94  U.S.  $8.74  U.S.  $5.57  U.S.  $5.93     U.S.  $4.89
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income............................           0.05         0.14         0.18         0.17            0.13
Net Realized and Unrealized Gain (Loss) on
  Investments....................................           4.58        (3.80)        3.13        (0.41)           0.91
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations.............           4.63        (3.66)        3.31        (0.24)           1.04
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income..........................          (0.12)       (0.14)       (0.14)       (0.12)             --
---------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased.......           0.07           --           --           --              --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    U.S.  $9.52  U.S.  $4.94  U.S.  $8.74  U.S.  $5.57     U.S.  $5.93
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR..............    U.S.  $8.19  U.S.  $4.31  U.S.  $7.63  U.S.  $5.38     U.S.  $5.88
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value...................................         94.34%       (42.36)%      45.34%       (6.58)%        (14.55)%
  Net Asset Value (1)............................         97.06%       (42.39)%      60.76%       (4.09)%         21.27%
---------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (THOUSANDS)..............    U.S.$62,476  U.S.$34,551  U.S.$61,616  U.S.$39,254     U.S.$41,757
---------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets..........           1.96%        1.71%        1.91%        2.07%           1.91%
Ratio of Net Investment Income to Average Net
  Assets.........................................           0.66%        1.76%        2.57%        3.23%           2.18%
Portfolio Turnover Rate..........................            175%          68%          51%          60%             48%
---------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
----------

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, plus accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

B. Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended October 31, 1999, the Fund made purchases and sales totaling $87,257,408 and $88,637,382, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At October 31, 1999, the U.S. Federal income tax cost basis of securities was approximately $56,485,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $7,977,000, of which $10,399,000 related to appreciated securities and $2,422,000 related to depreciated securities. At October 31, 1999, the Fund had capital loss carryforwards totaling approximately $20,925,000 available to offset future capital gains of which $17,735,000, $2,484,000 and $706,000 will expire on October 31, 2001, 2002, and 2004, respectively. To the extent that future capital gains are offset by these loss carryforwards, such gains will not be distributed to shareholders. During the year ended October 31, 1999, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $8,389,000.

F. A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

Additionally, at October 31, 1999, approximately 26% of the Fund's net assets are invested in the banking industry. This concentration subjects the Fund to market and credit risks within the industry

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at October 31, 1999 totaled $50,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the year ended October 31, 1999, the Fund incurred $209,398 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the

Fund's shares trade from their net asset value. From that date through October 31, 1998, the Fund repurchased 57,300 shares of its Common Stock at an average price per share of $4.54 and an average discount of 11.37% from net asset value per share. For the year ended October 31, 1999, the Fund repurchased 424,450 shares of its Common Stock at an average price per share of $5.93 and an average discount of 15.33% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF INDEPENDENT ACCOUNTANTS
------------
To the Shareholders and Board of Directors of The Turkish Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

November 29, 1999

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of The Turkish Investment Fund, Inc., was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                        VOTES IN      VOTES      VOTES        VOTES
PROPOSAL:                                                               FAVOR OF     AGAINST    WITHHELD     ABSTAINED
---------                                                               --------     -------    --------     ---------
1.  To elect the following Directors: Peter J. Chase .................. 4,238,939         --      227,222           --
                                      David B. Gill ................... 4,237,869         --      228,292           --
                                      Michael F. Klein ................ 4,238,606         --      227,555           --

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund............................................ 4,349,618     61,724           --       54,819

---------------------------------------------------------------------------------------------------------------------------

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and accounting services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                  The Turkish Investment Fund, Inc.
                                  Investors Bank and Trust Company
                                  Dividend Reinvestment and Cash Purchase Plan
                                  P.O. Box 1537
                                  Boston, MA 02205
                                  1-800-342-8756